SPECIMEN


	CLASS A

		Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to MBNA America Bank, National
Association or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY
TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. 1	$200,000,000
	CUSIP No. 55262TCN1

	MBNA MASTER CREDIT CARD TRUST II
	CLASS A 6.55%
	ASSET BACKED CERTIFICATE, SERIES 1997-I


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard registered trademark and VISA registered trademark/ credit card receivables generated or acquired by MBNA America Bank, National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

	(Not an interest in or obligation of
	MBNA America Bank, National Association
	 or any Affiliate thereof.)

		This certifies that CEDE & CO. (the "Class A
Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of MBNA America Bank, National Association, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables but excluding recoveries on any charged-off Receivables), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the Collateral Interest and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of August 4, 1994, as amended as of March 11, 1996, as supplemented by the Series 1997-I Supplement dated as of August 26, 1997 (collectively, the "Pooling and Servicing Agreement"), by and between MBNA America Bank, National Association, as Seller (the "Seller") and as Servicer (the "Servicer"), and The Bank of New York, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. The Series 1997-I Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

		The Seller has structured the Pooling and Servicing Agreement and the Series 1997-I Certificates with the intention that the Series 1997-I Certificates will qualify under applicable tax law as indebtedness, and each of the Seller, the Holder of the Seller Certificate, the Servicer and each Series 1997-I Certificateholder (or Series 1997-I Certificate Owner) by acceptance of its Series 1997-I Certificate (or in the case of a Series 1997-I Certificate Owner, by virtue of such Series 1997-I Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-I Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-I Certificateholder agrees that it will cause any Series 1997-I Certificate Owner acquiring an interest in a Series 1997-I Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-I Certificates as indebtedness for certain tax purposes.

		To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

		Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Class A Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee.

		Interest will accrue on the Class A Certificates at the rate of 6.55% per annum from the Closing Date (the "Class A Certificate
Rate"), as more specifically set forth in the Pooling and Servicing Agreement, and will be distributed on August 15, 1997 and on the 15th day of each calendar month thereafter, or if such day is not a Business
Day, on the next succeeding Business Day (a "Distribution Date"), to the Class A Certificateholders of record as of the last Business Day of the calendar month preceding such Distribution Date. During the Rapid Amortization Period, in addition to Class A Monthly Interest, Class A Monthly Principal will be distributed to the Class A Certificateholders on the Distribution Date of each calendar month commencing in the month following the commencement of the Rapid Amortization Period until the Class A Certificates have been paid in full. During the Controlled Accumulation Period and the Rapid Accumulation Period, in addition to monthly payments of Class A Monthly Interest, the amount on deposit in the Principal Funding Account will be distributed as principal to the Class A Certificateholders on the June 2002 Distribution Date, unless distributed earlier as a result of the commencement of the Rapid Amortization Period in accordance with the Pooling and Servicing
Agreement.

		Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.
		IN WITNESS WHEREOF, MBNA America Bank, National Association has caused this Series 1997-I Class A Certificate to be duly executed under its official seal.



						By:  /s/ Elizabeth T. Kelly
						   Authorized Officer

[Seal]

Attested to:


By:   /s/ John Scheflen
   Cashier


Date: August 26, 1997


	Form of Trustee's Certificate of Authentication

	CERTIFICATE OF AUTHENTICATION

		This is one of the Series 1997-I Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


							THE BANK OF NEW YORK,
							  Trustee


							By:   /s/ Leslie P. Reichwein
							   Authorized Signatory

Date: August 26, 1997

SPECIMEN

	CLASS A

		Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to MBNA America Bank, National
Association or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY
TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. 2	$200,000,000
	CUSIP No. 55262TCN1

	MBNA MASTER CREDIT CARD TRUST II
	CLASS A 6.55%
	ASSET BACKED CERTIFICATE, SERIES 1997-I


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard registered trademark and VISA registered trademark/ credit card receivables generated or acquired by MBNA America Bank, National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

	(Not an interest in or obligation of
	MBNA America Bank, National Association
	 or any Affiliate thereof.)

		This certifies that CEDE & CO. (the "Class A
Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of MBNA America Bank, National Association, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables but excluding recoveries on any charged-off Receivables), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the Collateral Interest and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of August 4, 1994, as amended as of March 11, 1996, as supplemented by the Series 1997-I Supplement dated as of August 26, 1997 (collectively, the "Pooling and Servicing Agreement"), by and between MBNA America Bank, National Association, as Seller (the "Seller") and as Servicer (the "Servicer"), and The Bank of New York, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. The Series 1997-I Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

		The Seller has structured the Pooling and Servicing Agreement and the Series 1997-I Certificates with the intention that the Series 1997-I Certificates will qualify under applicable tax law as indebtedness, and each of the Seller, the Holder of the Seller Certificate, the Servicer and each Series 1997-I Certificateholder (or Series 1997-I Certificate Owner) by acceptance of its Series 1997-I Certificate (or in the case of a Series 1997-I Certificate Owner, by virtue of such Series 1997-I Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-I Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-I Certificateholder agrees that it will cause any Series 1997-I Certificate Owner acquiring an interest in a Series 1997-I Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-I Certificates as indebtedness for certain tax purposes.

		To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

		Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Class A Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee.

		Interest will accrue on the Class A Certificates at the rate of 6.55% per annum from the Closing Date (the "Class A Certificate
Rate"), as more specifically set forth in the Pooling and Servicing Agreement, and will be distributed on August 15, 1997 and on the 15th day of each calendar month thereafter, or if such day is not a Business
Day, on the next succeeding Business Day (a "Distribution Date"), to the Class A Certificateholders of record as of the last Business Day of the calendar month preceding such Distribution Date. During the Rapid Amortization Period, in addition to Class A Monthly Interest, Class A Monthly Principal will be distributed to the Class A Certificateholders on the Distribution Date of each calendar month commencing in the month following the commencement of the Rapid Amortization Period until the Class A Certificates have been paid in full. During the Controlled Accumulation Period and the Rapid Accumulation Period, in addition to monthly payments of Class A Monthly Interest, the amount on deposit in the Principal Funding Account will be distributed as principal to the Class A Certificateholders on the June 2002 Distribution Date, unless distributed earlier as a result of the commencement of the Rapid Amortization Period in accordance with the Pooling and Servicing
Agreement.

		Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.
		IN WITNESS WHEREOF, MBNA America Bank, National Association has caused this Series 1997-I Class A Certificate to be duly executed under its official seal.



						By:  /s/ Elizabeth T. Kelly
						   Authorized Officer

[Seal]

Attested to:


By:   /s/ John Scheflen
   Cashier


Date: August 26, 1997


	Form of Trustee's Certificate of Authentication

	CERTIFICATE OF AUTHENTICATION

		This is one of the Series 1997-I Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


							THE BANK OF NEW YORK,
							  Trustee


							By:   /s/ Leslie P. Reichwein
							   Authorized Signatory

Date: August 26, 1997

SPECIMEN

	CLASS A

		Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to MBNA America Bank, National
Association or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY
TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. 3	$200,000,000
	CUSIP No. 55262TCN1

	MBNA MASTER CREDIT CARD TRUST II
	CLASS A 6.55%
	ASSET BACKED CERTIFICATE, SERIES 1997-I


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard registered trademark and VISA registered trademark/ credit card receivables generated or acquired by MBNA America Bank, National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

	(Not an interest in or obligation of
	MBNA America Bank, National Association
	 or any Affiliate thereof.)

		This certifies that CEDE & CO. (the "Class A
Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of MBNA America Bank, National Association, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables but excluding recoveries on any charged-off Receivables), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the Collateral Interest and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of August 4, 1994, as amended as of March 11, 1996, as supplemented by the Series 1997-I Supplement dated as of August 26, 1997 (collectively, the "Pooling and Servicing Agreement"), by and between MBNA America Bank, National Association, as Seller (the "Seller") and as Servicer (the "Servicer"), and The Bank of New York, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. The Series 1997-I Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

		The Seller has structured the Pooling and Servicing Agreement and the Series 1997-I Certificates with the intention that the Series 1997-I Certificates will qualify under applicable tax law as indebtedness, and each of the Seller, the Holder of the Seller Certificate, the Servicer and each Series 1997-I Certificateholder (or Series 1997-I Certificate Owner) by acceptance of its Series 1997-I Certificate (or in the case of a Series 1997-I Certificate Owner, by virtue of such Series 1997-I Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-I Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-I Certificateholder agrees that it will cause any Series 1997-I Certificate Owner acquiring an interest in a Series 1997-I Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-I Certificates as indebtedness for certain tax purposes.

		To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

		Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Class A Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee.

		Interest will accrue on the Class A Certificates at the rate of 6.55% per annum from the Closing Date (the "Class A Certificate
Rate"), as more specifically set forth in the Pooling and Servicing Agreement, and will be distributed on August 15, 1997 and on the 15th day of each calendar month thereafter, or if such day is not a Business
Day, on the next succeeding Business Day (a "Distribution Date"), to the Class A Certificateholders of record as of the last Business Day of the calendar month preceding such Distribution Date. During the Rapid Amortization Period, in addition to Class A Monthly Interest, Class A Monthly Principal will be distributed to the Class A Certificateholders on the Distribution Date of each calendar month commencing in the month following the commencement of the Rapid Amortization Period until the Class A Certificates have been paid in full. During the Controlled Accumulation Period and the Rapid Accumulation Period, in addition to monthly payments of Class A Monthly Interest, the amount on deposit in the Principal Funding Account will be distributed as principal to the Class A Certificateholders on the June 2002 Distribution Date, unless distributed earlier as a result of the commencement of the Rapid Amortization Period in accordance with the Pooling and Servicing
Agreement.

		Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.
		IN WITNESS WHEREOF, MBNA America Bank, National Association has caused this Series 1997-I Class A Certificate to be duly executed under its official seal.



						By:  /s/ Elizabeth T. Kelly
						   Authorized Officer

[Seal]

Attested to:


By:   /s/ John Scheflen
   Cashier


Date: August 26, 1997


	Form of Trustee's Certificate of Authentication

	CERTIFICATE OF AUTHENTICATION

		This is one of the Series 1997-I Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


							THE BANK OF NEW YORK,
							  Trustee


							By:   /s/ Leslie P. Reichwein
							   Authorized Signatory

Date: August 26, 1997

SPECIMEN

	CLASS A

		Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to MBNA America Bank, National
Association or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY
TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. 4	$37,500,000
	CUSIP No. 55262TCN1

	MBNA MASTER CREDIT CARD TRUST II
	CLASS A 6.55%
	ASSET BACKED CERTIFICATE, SERIES 1997-I


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard registered trademark and VISA registered trademark/ credit card receivables generated or acquired by MBNA America Bank, National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

	(Not an interest in or obligation of
	MBNA America Bank, National Association
	 or any Affiliate thereof.)

		This certifies that CEDE & CO. (the "Class A
Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of MBNA America Bank, National Association, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables but excluding recoveries on any charged-off Receivables), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the Collateral Interest and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of August 4, 1994, as amended as of March 11, 1996, as supplemented by the Series 1997-I Supplement dated as of August 26, 1997 (collectively, the "Pooling and Servicing Agreement"), by and between MBNA America Bank, National Association, as Seller (the "Seller") and as Servicer (the "Servicer"), and The Bank of New York, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. The Series 1997-I Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

		The Seller has structured the Pooling and Servicing Agreement and the Series 1997-I Certificates with the intention that the Series 1997-I Certificates will qualify under applicable tax law as indebtedness, and each of the Seller, the Holder of the Seller Certificate, the Servicer and each Series 1997-I Certificateholder (or Series 1997-I Certificate Owner) by acceptance of its Series 1997-I Certificate (or in the case of a Series 1997-I Certificate Owner, by virtue of such Series 1997-I Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-I Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-I Certificateholder agrees that it will cause any Series 1997-I Certificate Owner acquiring an interest in a Series 1997-I Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-I Certificates as indebtedness for certain tax purposes.

		To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

		Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Class A Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee.

		Interest will accrue on the Class A Certificates at the rate of 6.55% per annum from the Closing Date (the "Class A Certificate
Rate"), as more specifically set forth in the Pooling and Servicing Agreement, and will be distributed on August 15, 1997 and on the 15th day of each calendar month thereafter, or if such day is not a Business
Day, on the next succeeding Business Day (a "Distribution Date"), to the Class A Certificateholders of record as of the last Business Day of the calendar month preceding such Distribution Date. During the Rapid Amortization Period, in addition to Class A Monthly Interest, Class A Monthly Principal will be distributed to the Class A Certificateholders on the Distribution Date of each calendar month commencing in the month following the commencement of the Rapid Amortization Period until the Class A Certificates have been paid in full. During the Controlled Accumulation Period and the Rapid Accumulation Period, in addition to monthly payments of Class A Monthly Interest, the amount on deposit in the Principal Funding Account will be distributed as principal to the Class A Certificateholders on the June 2002 Distribution Date, unless distributed earlier as a result of the commencement of the Rapid Amortization Period in accordance with the Pooling and Servicing
Agreement.

		Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.
		IN WITNESS WHEREOF, MBNA America Bank, National Association has caused this Series 1997-I Class A Certificate to be duly executed under its official seal.



						By:  /s/ Elizabeth T. Kelly
						   Authorized Officer

[Seal]

Attested to:


By:   /s/ John Scheflen
   Cashier


Date: August 26, 1997


	Form of Trustee's Certificate of Authentication

	CERTIFICATE OF AUTHENTICATION

		This is one of the Series 1997-I Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


							THE BANK OF NEW YORK,
							  Trustee


							By:   /s/ Leslie P. Reichwein
							   Authorized Signatory

Date: August 26, 1997



SPECIMEN

	CLASS B

		Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to MBNA America Bank, National
Association or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY
TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. 1	$56,250,000
	CUSIP No. 55262TCP6

	MBNA MASTER CREDIT CARD TRUST II
	CLASS B FLOATING RATE
	ASSET BACKED CERTIFICATE, SERIES 1997-I


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard registered trademark and VISA registered trademark credit card receivables generated or acquired by MBNA America Bank, National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

	(Not an interest in or obligation of
	MBNA America Bank, National Association
	 or any Affiliate thereof.)

		This certifies that CEDE & CO. (the "Class B
Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of MBNA America Bank, National Association, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables but excluding recoveries on any charged-off Receivables), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the Collateral Interest and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of August 4, 1994, as amended as of March 11, 1996, as supplemented by the Series 1997-I Supplement dated as of August 26, 1997 (collectively, the "Pooling and Servicing Agreement"), by and between MBNA America Bank, National Association, as Seller (the "Seller") and as Servicer (the "Servicer"), and The Bank of New York, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. The Series 1997-I Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

		The Seller has structured the Pooling and Servicing Agreement and the Series 1997-I Certificates with the intention that the Series 1997-I Certificates will qualify under applicable tax law as indebtedness, and each of the Seller, the Holder of the Seller Certificate, the Servicer and each Series 1997-I Certificateholder (or Series 1997-I Certificate Owner) by acceptance of its Series 1997-I Certificate (or in the case of a Series 1997-I Certificate Owner, by virtue of such Series 1997-I Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-I Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-I Certificateholder agrees that it will cause any Series 1997-I Certificate Owner acquiring an interest in a Series 1997-I Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-I Certificates as indebtedness for certain tax purposes.

		To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound.

		Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Class B Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee.
		Interest will accrue on the Class B Certificates from the Closing Date through July 14, 1997 and from July 15, 1997 through August 14, 1997 and with respect to each Interest Period thereafter, at the rate of 0.29% per annum above LIBOR, as more specifically set forth in the Pooling and Servicing Agreement, and will be distributed on August
15, 1997 and on the 15th day of each calendar month thereafter, or if such day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Class B Certificateholders of record as of the last Business Day of the calendar month preceding such Distribution Date. During the Rapid Amortization Period, in addition to Class B
Monthly Interest, Class B Monthly Principal will be distributed to the Class B Certificateholders on each Distribution Date commencing in the month on which the Class A Investor Interest is paid in full. During the Rapid Accumulation Period after the Principal Funding Account
Balance equals the Class A Investor Interest, in addition to monthly payments of Class B Monthly Interest, the amount on deposit in the Principal Funding Account in excess of the Class A Investor Interest and in an amount not to exceed the Class B Investor Interest and Available Investor Principal Collections not required to be deposited into the Principal Funding Account in respect of the Class A Investor Interest will be distributed as principal to the Class B Certificateholders.
During the Controlled Accumulation Period following the payment in full of the Class A Investor Interest, the amount on deposit in the Principal Funding Account in excess of the Class A Investor Interest and in an amount not to exceed the Class B Investor Interest will be distributed as principal to the Class B Certificateholders on the June 2002 Distribution Date, unless distributed earlier as a result of the occurrence of a Pay Out Event.

		Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.
		IN WITNESS WHEREOF, MBNA America Bank, National Association has caused this Series 1997-I Class B Certificate to be duly executed under its official seal.



						By:   /s/ Elizabeth T. Kelly
						   Authorized Officer

[Seal]

Attested to:


By:   /s/ John Scheflen
   Cashier


Date: August 26, 1997


	Form of Trustee's Certificate of Authentication

	CERTIFICATE OF AUTHENTICATION

		This is one of the Series 1997-I Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


							THE BANK OF NEW YORK
							  Trustee


							By:   /s/ Leslie P. Reichwein
							   Authorized Signatory

Date: August 26, 1997



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